UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2026
Ategrity Specialty Insurance Company Holdings
(Exact name of registrant as specified in its charter)

Nevada	001-42695	82-4925734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9 West 57th Street, 33rd Floor
New York, NY 10019
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (212) 509-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 4, 2026, Ategrity Specialty Insurance Company Holdings (the “Company”) entered into a third amendment and restatement (the “Amendment”) of the Company’s Employment Agreement, dated August 11, 2021, as amended (the “Amended Employment Agreement”), with Chris Schenk, pursuant to which Mr. Schenk will continue to serve as the Company’s President and Chief Underwriting Officer.

Pursuant to the Amendment, (a) the term was extended through December 31, 2028, (b) Mr. Schenk’s annual base salary increased from $550,000 to $750,000, (c) Mr. Schenk’s target annual bonus for the 2026 fiscal year was set at $1,250,000, (d) Mr. Schenk will receive a monthly housing allowance of $4,500, (e) Mr. Schenk was granted non-qualified stock options to purchase an aggregate of 125,658 shares of common stock of the Company under the Company’s 2025 Incentive Award Plan at an exercise price equal to $27.40 per share, the fair market value of a share of the Company's common stock on the date of grant, 50% of which will vest over five years commencing on the first anniversary of the date of grant, and the remaining 50% of which will vest over five years commencing on the second anniversary of the date of grant, and (f) in the event that the Company elects not to renew the Amended Employment Agreement, Mr. Schenk will be eligible to receive severance benefits equivalent to those provided under the Amended Employment Agreement on a termination without “cause.”

The foregoing description of the Amended Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1	Third Amended and Restated Employment Agreement between the Company and Chris Schenk, dated September 4, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEGRITY SPECIALTY INSURANCE COMPANY HOLDINGS

Date: September 4, 2026	By:	/s/ Justin Cohen
Justin Cohen
Chief Executive Officer